N
G
P
C






1990
2000
2010

NGP CAPITAL RESOURCES COMPANY

an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

NGP Capital Resources Company

NGPC is an experienced and active provider of mezzanine capital for energy companies

Since November 2004, we have provided commitments of more than $425 million to help companies expand their businesses and create value

NGPC Is A Strong Partner

- Providing Customized Financing Solutions
- For Small to Midsized Energy Companies
- Permanent and Established Capital
- Enabling Companies to Accelerate Growth

NGPC Is A Strong Partner

Providing Customized Financing Solutions

For Small to Midsized Energy Companies

Permanent and Established Capital

Enabling Companies to Accelerate Growth

NGPC Provides Capital For A Broad Range Of Purposes

Acquisitions and Buyouts

Structured Vehicles

Growth & Development

Recapitalizations

Monetizations

Restructuring

Special Situations

NGPC Can Provide Capital At Multiple Levels Of The Balance Sheet

Senior Debt	Preferred Equity
Subordinated Debt	Project Equity
Convertible Debt	Common Equity

NGPC Provides Customized Capital Solutions Throughout The Mezzanine Risk Spectrum



ENGINEERING RISK
EXPLORATION RISK
IRR Objective
5%
10%
20%
30%
PROVED PRODUCING RESERVES
PROVED NON-PRODUCING RESERVES
PROVED UNDEVELOPED RESERVES
PROBABLE PRODUCING RESERVES
OTHER PROBABLE RESERVES
POSSIBLE RESERVES
OTHER RESOURCE
Investment Types
Bank Debt
Mezzanine Investments
Equity
Our Target Market

NGPC Financings Are Tailored For The Assets And Management Team

- Structure: Often a loan with equity kickers
- Coupon: High single digit to low teens, depending on position in the risk spectrum; sometimes with pay-in-kind option
- Equity Kickers: ORRI/NPI, warrants, and/or conversion features that are sized along with the coupon to achieve a target return commensurate with the risk of the transaction

NGPC Is A Strong Partner

Providing Customized Financing Solutions

For Small to Midsized Energy Companies

Permanent and Established Capital

Enabling Companies to Accelerate Growth

NGPC's Target Market Is Small To Midsized Energy Companies

Private companies and
companies not traded on a national exchange

Needing capital for growth and development

Individual investments range
from $5 million to over $100 million

Good Management and Organization Is A Key Consideration

Proven energy track record

Regional, asset or technical expertise

In control of the pace of development and operations

Engineering Orientation Is Also Key

- Production development and engineering play
- Not a pure exploration or new technology play
- Not solely a price play

Development Oriented Companies And Projects

- Oil and gas production, gas plants, pipelines, and gas storage
- Oil field service
- Coal
- Power
- Alternative Energy

NGPC Is A Strong Partner

Providing Customized Financing Solutions

For Small to Midsized Energy Companies

Permanent and Established Capital

Enabling Companies to Accelerate Growth

NGPC Is A Unique Provider Of Capital

- Public Company
- Affiliate of NGP Energy Capital Management
- Over $400 million of investable capital
- Earnings are not taxed
- Attractive for yield oriented investors

Choosing NGPC As A Financing Partner Has Many Advantages

- Energy focused and experienced
- Speed of commitment and surety of closing
- One-stop shop
- Underwriting capability
- Pricing and structure tailored to the risk assumed
- Permanent capital

NGPC Is A Strong Partner

Providing Customized Financing Solutions

For Small to Midsized Energy Companies

Permanent and Established Capital

Enabling Companies to Accelerate Growth

Subordinated Debt Solution

- Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)
- Purchase price was approximately $120 million
- Senior debt capacity was approximately $60 million
- *Solution: NGPC provided a $50 million subordinated debt facility and a $10 million bridge loan*
- Conclusion: Our client completed the acquisition, succesfully developed its assets and ultimately refinanced our debt with conventional senior debt

Combined Senior and Sub Debt Solution

- Production Company with existing assets desired to refinance its existing debt and purchase an asset package having significant development potential
- The total financing need was approximately $40 million
- Senior debt capacity was approximately $15 million
- *Solution: Along with an equity investment from third parties, NGPC provided a $35 million combined senior and subordinated facility*
- Conclusion: In connection with the equity investment, NGPC's financing enabled our client to complete the acquisition and begin development of the properties

Integrated Balance Sheet Solution

- Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields
- The team needed additional equity to complete the transaction and wanted a one-stop financing source
- Senior debt capacity was approximately $17 million
- *Solution: NGPC provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company*
- Conclusion: Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. NGPC remains an equity partner as the company continues to grow

Rapid Reaction Solution

- Producer needed $22 million to fund working capital for its ongoing development drilling program
- A previously arranged financing had failed to close and the company was faced with a working capital deficit due to its capex obligations
- *Solution: In less than two weeks, NGPC provided and closed a $25 million combined senior and subordinated facility*
- Conclusion: NGPC's financing provided our client with the liquidity that it needed to continue to meet is drilling obligations. The company subsequently merged with a larger company on favorable terms

Financings That Work For Our Clients

$60,000,000
Tammany Oil & Gas LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
March 2007

$36,500,000
Alden Resources, LLC
Senior Secured Credit Facility
Agent And Sole Lender
January 2007

$12,000,000
Sonoran Energy, Inc
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
November 2006

$50,000,000
Rubicon Energy Partners, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
November 2006

$82,000,000
Nighthawk Transport I, LP
Senior Secured Term Loan A And A Senior Secured Term Loan B
Participant
August, 2006

$15,000,000
BSR Alto, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
August, 2006

$15,000,000
BSR Loco, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
August, 2006

$4,000,000
Rubicon Energy Partners, LLC
Purchase of Membership Units
Purchaser
July 2006

$12,000,000
Crossroads Energy, LP
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
June 2006

$95,000,000
Resaca Exploitation, LP
Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan
Arranger And Agent
May 2006

$25,000,000
Rabbit Island, L.P.
Senior Secured Revolving Credit Facility
Arranger and Agent
March 2006

$17,000,000
Piceance Basin Properties, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
January 2006

$50,000,000
Chroma Exploration & Production, Inc
Senior Secured Multiple-Advance Term Loan
Arranger and Agent
September 2005

$19,660,000
Chroma Exploration & Production, Inc.
Series A Participating Convertible Preferred Stock
Purchaser
$2,000,000
September 2005

$25,000,000
Millennium Offshore Group, Inc.
Senior Secured Bridge Loan
Agent And Sole Lender
August 2005

$20,000,000
TerraMar Energy, LLC
Senior Secured Multiple-Advance Term Loan
Agent And Sole Lender
May 2005

$45,000,000
C-Gas LLC
Archer CBM, LLC
Senior Secured Multiple-Advance Term Loans
Agent And Sole Lender
April 2005

$59,050,000
Crescent Resources LLC
Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan
Agent And Sole Lender
December 2004

Reasons To Partner With NGPC

- Customized Financing Solutions
- For Small to Midsized Energy Companies
- Permanent and Established Capital
- Enabling Companies to Accelerate Growth

N
G
P
C







NGP CAPITAL RESOURCES COMPANY

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato Larry Tharp
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey

an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

N
G
P
C







NGP CAPITAL RESOURCES COMPANY
Investor Presentation

an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

Reasons To Invest In NGP Capital Resources Company

- ❖ A financial services company that provides capital to the highly profitable, private and structured energy finance markets
- ❖ A unique vehicle that provides investors with access to those markets
  - Liquid
  - Tax advantaged
  - Total return focus with meaningful current yield
  - Experienced and cost effective management
  - Disciplined approach to investments
- ❖ Continued growth is anchored on a profitable asset focus, management strength, and history of performance

NGPC Has Momentum

Quarterly Earnings Per Share



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

Quarterly Dividend Per Share



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

NGP Capital Resources Company

- Capital for the profitable private and structured finance segments of the energy industry
- An attractive vehicle for investors
- A record of performance and momentum
- With continued growth into the future

Market Opportunity

Capital for the profitable private and structured finance segments of the energy industry

- ❖ An attractive vehicle for investors
- ❖ A record of performance and momentum
- ❖ With continued growth into the future

Demand For Energy Capital Remains Strong

- Energy production requires constant and substantial investment to maintain and expand capacity
- Acceleration of growth and value creation
- Acquisitions and development of assets
- Capital sources are: bank debt, equity, and mezzanine capital

The Mezzanine Capital Market Is Profitably Positioned Between Bank Debt And Equity

- Mezzanine Capital is often used by high growth companies to acquire and/or develop energy assets
- Typical financing size: $5 to $100+ million
- Typical returns: 9% to 25%+
- Risk is return on capital vs. return of capital

Typical Mezzanine Capital Structures

- Senior & subordinated debt in combination
- Subordinated debt
- Preferred equity
- Partnership or LLC interests
- Often with equity kickers
  - Overriding Royalty or Net Profits Interests
  - Warrants
  - Conversion rights

NGPC Is An Active Participant In That Market

Amount	Company	Facility	Role	Date
$60,000,000	Tammany Oil & Gas LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	March 2007
$36,500,000	Alden Resources, LLC	Senior Secured Credit Facility	Agent And Sole Lender	January 2007
$12,000,000	Sonoran Energy, Inc.	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$50,000,000	Rubicon Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$82,000,000	Nighthawk Transport I, LP	Senior Secured Term Loan A And A Senior Secured Term Loan B	Participant	August, 2006
$15,000,000	BSR Alta, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	August, 2006
$15,000,000	BSR Loco, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	August, 2006
$4,000,000	Rubicon Energy Partners, LLC	Purchase of Membership Units	Purchaser	July 2006
$12,000,000	Crossroads Energy, LP	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	June 2006
$95,000,000	Rebaca Exploration, LP	Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan	Arranger And Agent	May 2006
$25,000,000	Rabbit Island, L.P.	Senior Secured Revolving Credit Facility	Arranger and Agent	March 2006
$17,000,000	Piceance Basin Properties, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2006
$50,000,000	Chroma Exploration & Production, Inc.	Senior Secured Multiple-Advance Term Loan	Arranger and Agent	September 2005
$19,660,000	Chroma Exploration & Production, Inc.	Series A Participating Convertible Preferred Stock	Purchaser $2,000,000	September 2005
$25,000,000	Millennium Offshore Group, Inc.	Senior Secured Bridge Loan	Agent And Sole Lender	August 2005
$20,000,000	TerraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	May 2005
$45,000,000	C-Gas LLC Archer CBM, LLC	Senior Secured Multiple-Advance Term Loans	Agent And Sole Lender	April 2005
$59,050,000	Crescent Resources, LLC	Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan	Agent And Sole Lender	December 2004

Investment Aspects of NGPC

❖ Capital for the profitable private and structured finance segments of the energy industry

An attractive vehicle for investors

❖ A history of performance and momentum

❖ With continued growth into the future

An Attractive Vehicle For Investors

- A total return investment with meaningful current yield
- Tax advantaged
- Liquid
- Experienced and cost effective management
- Disciplined approach to investments

NGPC Has Compelling Yield and Tax Attributes

- No Corporate Federal Income Tax
- NGPC Distributes at least 90% of Taxable Income
- 1099 Reporting
- No Unrelated Business Taxable Income
- Tax attributes impose various asset diversification requirements

NGPC Is A Liquid Investment

- Individual mezzanine investments are generally illiquid

- NGPC is listed on the NASDAQ

- Over 17.4 million shares outstanding

- Average Daily Trading volume of approximately 120,000 shares

Strong Management Team

- An affiliate of NGP Energy Capital Management
- Ten investment professionals
- Energy, engineering, and financial expertise for this specialized investment focus
- Located in Houston, Texas, the hub of the energy finance business

Our Investment Criteria Are Sound

- Portfolio of investments
- Engineering oriented
- Our investments are not pure price, technology, or exploration plays
- We invest with experienced management teams (regional, technical, transactional experience)
- In transactions that are tailored to the deal
  - Appropriate return for the risk undertaken
  - Emphasis is on total return
- We look at 30 deals to do 1

Cost Effective Compensation Structure

❖ Management Fees:

- 1.8 % per year of average total assets

❖ Incentive Fees:

- 20% of all net investment income earned above an 8% hurdle rate
- 20% of realized Capital Gains
- No Catch-Up provision

No Catch Up Provision Increases Yield

	Net Investment Income (% of Net Assets)				
	8%	9%	10%	12%	15%
NGPC Investors' Net (w/o "Catch-Up")	8.0%	8.8%	9.6%	11.2%	13.6%
Other BDCs' Investors' Net(w/ "Catch-Up")	8.0%	8.0%	8.0%	9.6%	12.0%
Additional Yield To Investors	0.0%	0.8%	1.6%	1.6%	1.6%
% Yield Improvement	0.0%	10.0%	20.0%	16.7%	13.3%

Financial Highlights

- ❖ Capital for the profitable private and structured finance segments of the energy industry

- ❖ An attractive vehicle for investors

A record of performance and momentum

- ❖ With continued growth into the future

Share Price Performance


NGPC Month End Stock Price
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
Price
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Month

Earnings Growth


$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

Dividend Growth


Quarterly Dividend Per Share
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

Growth In Shareholder Value


$1,300.00
$1,250.00
$1,200.00
$1,150.00
$1,100.00
$1,050.00
$1,000.00
$950.00
$900.00
MARKET VALUE
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
PRICE

Growth In Overall Portfolio



$400
$350
$300
$250
$200
$150
$100
$50
$0
$MM
244.3
136.3
41.3
66.1
139.1
49.9
55.6
138.8
39.9
65.7
120.5
20.4
105.2
134.9
20.5
92.8
114.0
19.5
113.0
82.6
18.5
151.9
132.5
17.4
197.4
155.0
15.1
172.0
106.3
15.3
234.9
150.0
15.2
185.4
Nov.04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
May.07
Targeted Investments
Corporate Bonds
Cash & Treasuries

Growth In Targeted Investments


$350
$300
$250
$200
$150
$100
$50
$0
$MM
Nov-04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
May-07
Committed & Available
Outstanding

Composition Of Targeted Investments

- 16 Portfolio Investment companies
  - 16% syndicated with other financial institutions
- $185.4 Fair Value[2]
- $322.1 Committed and Available[2]
- Investment size in the range of $2 million to $50 million
- Yield on Targeted Investment (excluding capital gains) is 12.5% as of March 31, 2007



Equity Kickers[1] 2%
Common Equities 3%
Preferred Equities 10%
Senior Secured Loans 66%
Subordinated Secured Loans and Notes 19%

1) Overriding Royalty Interests, Warrants and Similar Assets
2) As of May 15, 2007

Realization Economics For Targeted Investments Are In The Mezzanine Fairway

- Approximately $155MM of Targeted Investments have been substantially realized through May 2007

- Overall IRR[1]: 24%

[1] Gross returns, before fees and expenses

Strategy And Outlook

- Capital for the profitable private and structured finance segments of the energy industry
- An attractive vehicle for investors
- A record of performance and momentum

With continued growth into the future

NGPC Is Maturing

- IPO in November 2004
- Provided commitments of approximately $500 million and made investments of approximately $350 million
- Several successful realizations
- Moving onto leverage
- Growing earnings and dividends

A Total Return Approach

- Long term growth of earnings and dividends per share
- Current income component
- Capital gains component

A Growing Portfolio Enhances Value

- ❖ Diversification => better risk adjusted returns and lower borrowing costs
- ❖ Ability to hold larger deals => better risk adjusted returns
- ❖ Spread fixed costs => operational efficiency and better metrics
- ❖ Earnings and earnings growth stability
- ❖ More liquidity
- ❖ Selective investment in projects having lower current yield but higher capital gains potential

Growth Drivers

- ❖Intensified origination with long term business relationships and contacts
- ❖Larger deals
- ❖Investment/Credit Quality
- ❖Leverage
- ❖Personnel
- ❖Market expansion

Market Expansion

- ❖ Oil and gas production
- ❖ Other energy
  - Midstream
  - Coal
  - Oil Field Service
  - Downstream
  - Power
  - Alternative and Renewable Energy
- ❖ Opportunistic diversification outside of energy

Medium Term Outlook

- $500 to $750 million portfolio
- Originate $250 to $350 million per year
- Continue investment discipline and diversification for best risk adjusted returns
- Continue stable growth of earnings and dividends

Summary

- Capital for the profitable private and structured finance segments of the energy industry
- An attractive vehicle for investors
- A record of performance and momentum
- With continued growth into the future

N
G
P
C







NGP CAPITAL RESOURCES COMPANY

www.ngpcrc.com

713-752-0062

John Homier   Steve Gardner   Kelly Plato   Larry Tharp
Dan Schockling   Hans Hubbard   Chris Ryals   Robert Sheffey

an affiliate of
NGP ENERGY CAPITAL MANAGEMENT